Cowen and Company 5 th Annual Ultimate Energy Conference December 2, 2015 Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the
Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy;
significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-
developed or consistently enforced, especially in higher political risk countries where we operate;
foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
TIDEWATER 601 Poydras
Street, Suite 1500, New Orleans, La. 70130
Cowen and Company 5th Annual Ultimate Energy Conference
2
Phone:
504.568.1010
|
Fax:
504.566.4580
Web
site
address:
www.tdw.com
Email:
connect@tdw.com

Providing
safe,
efficient
and
compliant
operations
–
TRIR
to
date
this
fiscal
year
is
lowest
in
company history
New
fleet
comprised
of
vessels
that
service
all
water
depths
–
222
active
vessels
at
9/30/15
with 8.2 year average age. Taking special care of stacked vessels.
Geographic
diversity
–
each
of
four
reported
geo
markets
reported
vessel
operating
profit
in
recent quarters
Staying close to our customers
Prompt,
proactive
cost-cutting
initiatives
(“control
what
we
can
control”)
–
from
9/14
quarter,
headcount
down
over
1,200
(15%),
vessel
opex
down
25%
and
G&A
cost
down
20%
Reducing
CapEx
–
vessel
construction
commitments
reduced
by
10
vessels,
providing
~$76
million
in
progress
payment
refunds
and
~$145
million
reduced
future
CapEx
(if
options
are not exercised). Vessel construction program was in wind-down mode prior to oil market collapse.
Maintaining
a
solid
balance
sheet
(low
leverage)
and
sufficient
liquidity
to
deal
with
industry
uncertainties
&
seize
opportunities
when
presented
-
$88
million
of
cash
and
$600
million
undrawn revolver. 37% net debt to net total book cap and minimal debt maturities until
FY2020.
Experienced management team to lead the way
Strategy and Focus in a Challenged Market, and Results
Cowen and Company 5th Annual Ultimate Energy Conference
3

Stop Work Obligation
Safety performance is 25% of mgt. incentive comp
Safe Operations is Priority #1
Cowen and Company 5th Annual Ultimate Energy Conference
4
0.00
0.10
0.20
0.30
0.40
0.50
0.60
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
TOTAL RECORDABLE INCIDENT RATES
(per 200,000 Man Hours)
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL
Operating safely offshore is
like holding a snake by its head.
It's a task that can't be turned
loose not for a microsecond or an
accident will strike without pity.

Plenty Offshore Rigs, but Activity Levels Drive OSV Demand
Cowen and Company 5th Annual Ultimate Energy Conference
5
Source: IHS-Petrodata
Note:
33
“Other”
rigs,
along
with
the
Jackups
and
Floaters,
provide
a
total
working
rig
count
of
555
in
November
2015.
338
184
Jackups
Floaters
Rig CIP
Jackups
127
Floaters
69
Other
9
205
0
50
100
150
200
250
300
350
400
450
11/04
11/05
11/06
11/07
11/08
11/09
11/10
11/11
11/12
11/13
11/14
11/15

Drivers
of
our
Business
-
“A
View
at
Various
Points
in
a
Cycle”
Cowen and Company 5th Annual Ultimate Energy Conference
6
July
2008
January
2011
November
2015
Working Rigs
603
538
555
Rigs Under
Construction
186
118
205
OSV Global
Population
2,033
2,599
3,394
OSV’s Under
Construction
736
367
370
OSV/Rig Ratio
3.37
4.83
6.04 (4.98
without ~600 old
vessels believed not
available)
Source:
IHS-Petrodata
and
Tidewater
Down ~165 rigs
from prior peak
How many will be
delivered  and how
many incremental?
Includes ~650 old
vessels and hundreds
of stacked vessels
How many will be
delivered?  Over half
being built in China.

Tidewater’s Active Fleet
As of September 30, 2015
Cowen and Company 5th Annual Ultimate Energy Conference
7
0
5
10
15
20
25
30
35
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
211
“New”
vessels
–
7.4
avg
yrs
11
“Traditional”
vessels
–
25.0
avg
yrs
(only 2 OSVs)

Geographic Diversity –
Active Vessel Count  and
Vessel Operating Profit (VOP) by Region
(Active vessels  as of 9/30/15, VOP for 9/30/15 qtr.)
Cowen and Company 5th Annual Ultimate Energy Conference
8
Americas
65 vessels (29%)
$8.8m  VOP
SS Africa/Europe
94 vessels (42%)
$3.2m VOP
MENA
42 vessels (19%)
$7.5m VOP
Asia/Pac
21 vessels (10%)
$6.2m VOP
51 additional Tidewater vessels were stacked as of 9/30/15.

A New Fleet that Services All Water Depths
Cowen and Company 5th Annual Ultimate Energy Conference
9
New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
7
$26.4M
0
Towing Supply
14
$10.4M
0
Other
0
0
0
21
0
New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
27
$27.6M
0
Towing Supply
33
$12.8M
0
Other
30
$1.5M
4
90
4
New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
37
21.3M
0
Towing Supply
18
$10.3M
2
Other
5
$2.5M
3
60
5
New
Avg.
Traditional
Vessels
NBV
Vessels
Deepwater
13
$16.8M
0
Towing Supply
27
$11.4M
0
Other
0
0
2
40
2
Americas
SSAE
MENA
Asia/Pac
Vessel
count
info
is
as
of
9/30/15,
and
includes
leased
vessels.
Avg
NBV
excludes
the
impact
of
leased
vessels
which
have
no
NBV.
Average NBV of the 11 Traditional vessels is ~$743,000 each at 9/30/15.
(Excludes stacked vessels – as of 9/30/15)

Staying
Close
to
our
Customers
–
Strong
Customer
Base
Current Revenue Mix
Cowen and Company 5th Annual Ultimate Energy Conference
10
Approximately 60% of our
revenue is derived from drilling
support activity and 40% from
non-drilling related activity, such
as support of production and
construction activity
Our top 10 customers in Fiscal 2015 (4 Super Majors, 5
NOC’s,
and 1 IOC) accounted for 61% of our revenue
Super Majors
34%
NOC's
33%
Others
33%

Our Remaining Construction Backlog
Cowen and Company 5th Annual Ultimate Energy Conference
11
Count
Deepwater PSVs
8
Deepwater
AHTSs
-
Towing Supply/Supply
1
Other
-
Total
9
Vessels Under Construction
As of September 30, 2015 (excludes vessels under option*)
Estimated delivery schedule –
4 remaining  in FY ’16 and 5 in FY ‘17. CAPX of $57m remaining in FY ‘16 and $55m in FY ‘17.
* The Company has options on seven additional vessels under construction. If the options are not exercised, ~$40 million of aggregate installment payments will be refunded to the Company . These 7 option vessels are not included in the table above.

CapEx
is Decreasing from Recent High Levels
Cowen and Company 5th Annual Ultimate Energy Conference
12
$0
$200
$400
$600
$800
$1,000
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Amounts in orange in Fiscal 2016 and 2017 include future
expected CAPX on the 9 vessels under construction as of 9/30/15.
Fiscal 2014 is exclusive of Troms acquisition
NOTE: Fiscal 2016 and 2017 estimated CAPX above is exclusive of any refunds from possible cancelled vessel construction
contracts (see note on previous slide re option vessels)
Fiscal Year

Solid Balance Sheet and Financial Flexibility
Our Financial Position Provides Us Strategic Optionality
Cowen and Company 5th Annual Ultimate Energy Conference
13
As of September 30, 2015
Cash & Cash Equivalents
$88 million
Total Debt
$1,498 million
Shareholders Equity
$2,398 million
Net Debt / Net Capitalization
37%
Total Debt / Capitalization
38%
~$700 million of available liquidity as of 9/30/15, including $600 million of unused capacity under the company’s revolving credit facility.

Debt Maturities and Covenants as of 9/30/15
Maturities Limited for Several Years
Cowen and Company 5th Annual Ultimate Energy Conference
14
Fiscal Year
$0
$200
$400
$600
$800
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Debt Covenants:
1)
Debt/Total Capitalization Ratio of not greater than 55%
2)
EBITDA/Interest coverage of not less than 3.0X

Returning Capital to Shareholders
Consistent Dividends and Opportunistic Share Repurchases
Cowen and Company 5th Annual Ultimate Energy Conference
15
$0
$50
$100
$150
$200
$250
$300
$350
$400
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Dividends
Share Repurchases
(in millions)
Fiscal Years
~10% Current Dividend Yield
During this 16-year period, $659 million of dividends were paid and $757 million of total stock repurchases were made.

Tidewater’s Strategy
Cowen and Company 5th Annual Ultimate Energy Conference
16
Continue to improve upon stellar safety and compliance programs
Stay close to our customers
Monitor industry developments to adjust our playbook accordingly
-
Continue pro-active cost reduction initiatives
-
Maintain/protect liquidity
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
Return capital to shareholders as operating outlook improves

HOUSTON, TEXAS
Tidewater Marine, L.L.C.
6002 Rogerdale
Road
Suite 600
Houston, Texas 77072-1655
P: +1 713 470 5300
NEW ORLEANS, LOUISIANA
Worldwide
Headquarters
Tidewater Inc.
Pan American Life Center
601 Poydras
Street, Suite 1500
New Orleans, Louisiana 70130
P: +1 504 568 1010
Cowen and Company 5th Annual Ultimate Energy Conference
17

The Worldwide OSV Fleet
(Includes AHTS and PSVs only) Estimated as of November 2015
Cowen and Company 5th Annual Ultimate Energy Conference
18
As of November 2015, there are approximately 370 additional
AHTS and PSV’s (~11% of the global fleet) under construction.
Some number of these, we believe, will not be completed and
delivered.
Global
fleet
is
estimated
at
~3,394
vessels,
including
~650
vessels
that
are
25+
yrs
old
(19%).
Source:
IHS-Petrodata
and
Tidewater
0
50
100
150
200
250
300
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
Vessels > 25 years old today

Vessel Population by Owner
(AHTS and PSVs only) Estimated as of November 2015
Cowen and Company 5th Annual Ultimate Energy Conference
19
220
197
153
77
69
62
5
0
100
200
300
400
Tidewater
Competitor #2
Competitor #3
Competitor #4
Competitor # 5
Competitor #1
Avg.
All Others (~2,616 total
vessels for
400+ owners)
Source:
IHS-Petrodata
and
Tidewater

Fleet Renewal & Expansion Largely Funded by CFFO
Cowen and Company 5th Annual Ultimate Energy Conference
20
Over a 16-year period, Tidewater has invested ~$5.5 billion in CapEx, and paid out ~$1.4 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were ~$4.3 billion and ~$930 million, respectively.
$ in millions
CFFO
Fiscal Year
$0
$100
$200
$300
$400
$500
$600
$700
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
CAPX
Dividend
Share Repurchase

History of Solid Earnings and Returns on a Through-Cycle Basis
Cowen and Company 5th Annual Ultimate Energy Conference
21
**
EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge. EPS in Fiscal 2015 is exclusive of $4.67 per share of goodwill and other assets impairment charges.
Adjusted EPS**
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
$3.33
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Fiscal
2012
Fiscal
2013
Fiscal
2014
Fiscal
2015
Adjusted Return
On Avg. Equity    4.3%     7.2%
12.4%
18.9%    18.3%
19.5%    11.4%     5.0%
4.3%     5.9%     7.0%     6.3%

Active Vessel Dayrates
& Utilization by Segment
Cowen and Company 5th Annual Ultimate Energy Conference
22
Utilization stats exclude stacked vessels.
60%
70%
80%
90%
100%
3/12
9/12
3/13
9/13
3/14
9/14
3/15
9/15
$6,000
$10,000
$14,000
$18,000
$22,000
$26,000
3/12
9/12
3/13
9/13
3/14
9/14
3/15
9/15
Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.

New Vessel Trends by Vessel Type
Deepwater PSVs
Cowen and Company 5th Annual Ultimate Energy Conference
23
$125 million, or 47%, of Vessel Revenue in Q2 Fiscal 2016
Q2 Fiscal 2016
Avg Day Rate: $23,864
Utilization: 64.0%
22
23
24
25
25
25
25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
75
76
76
77
80
81
86
89
-
50
100
150
200
250
300
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size
Average Day Rate
Utilization-Adjusted
Average
Day
Rate

New Vessel Trends by Vessel Type
Deepwater AHTS
Cowen and Company 5th Annual Ultimate Energy Conference
24
Q2 Fiscal 2016
Avg
Day Rate: $29,506
Utilization: 65.0%
$21 million, or 8%, of Vessel Revenue in Q2 Fiscal 2016
5
5
5
5
5
5
5
6
8
9
9
11
11
11
11
11
11
11
11
11
11
11
11
11
11
12
12
12
12
12
12
12
12
-
50
100
150
200
250
300
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size
Average Day Rate
Utilization-Adjusted
Average
Day
Rate
5

New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
Cowen and Company 5th Annual Ultimate Energy Conference
25
Q2 Fiscal 2016
Avg Day Rate: $13,735
Utilization: 72.1%
$96 million, or 36%, of Vessel Revenue in Q2 Fiscal 2016
39
43
47
51
57
61
68
81
85
93
101
102
103
104
105
105
105
105
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

Vessel Revenue and Vessel Operating Margin
Fiscal 2008-2016
Cowen and Company 5th Annual Ultimate Energy Conference
26
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarterly operating
margin of $175.6M at 51.8%
$300 million
$150 million
50.0%
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
44.1%
40.8%
46.3%
43.1%
45.6%
39.9%
$
$100
$200
$300
$400
$500
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
-

Historical Vessel Cash Operating Margins
Cowen and Company 5th Annual Ultimate Energy Conference
27
Vessel Cash Operating Margin ($)
Vessel Cash Operating Margin (%)
$106 million Vessel Margin in Q2
FY2016 (98% from New Vessels)
Q2 FY2016 Vessel Margin: 40%

Tidewater’s Subsea Business
Cowen and Company 5th Annual Ultimate Energy Conference
28
Eight work-class ROVs in current fleet
Commercial operations underway globally
ROV capabilities generating potential for
OSV pull through